UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        March 10, 2005 (March 3, 2005)


           SAVINGS PLAN FOR HOURLY-RATED EMPLOYEES OF BHP COPPER INC.
             (Exact name of registrant as specified in its charter)


Australia                        001-09526                       000000000
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(State or other          (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 Incorporation or
 organization)


 Level 27
 180 Lonsdale Street
 Melbourne, Victoria 3000
 Australia                                                       3000
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (011-61-1300554757)
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                                     None
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Certifying Accountant of Registrant Employee Benefit Plan.

         On March 3, 2005, KPMG LLP ("KPMG") was dismissed as the independent registered public accountants ("auditors") of the Savings Plan for Hourly-Rated Employees of BHP Copper Inc. (the "Plan"). The dismissal of KPMG was approved by an authorized officer with respect to the Plan. The Plan does not have a separate board of directors. On March 3, 2005, an authorized officer with respect to the Plan engaged Kraft CPAs PLLC ("Kraft CPAs") as the auditors of the Plan for the fiscal year ending December 31, 2004 to replace KPMG. The decision to dismiss KPMG and to retain Kraft CPAs was based primarily on cost considerations.

         KPMG's reports on the Plan's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Plan's two most recent fiscal years and through March 3, 2005, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its reports. During the two most recent fiscal years and through March 3, 2005, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Plan has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SAVINGS PLAN FOR HOURLY-RATED
                                         EMPLOYEES OF BHP COPPER INC.


                                         By:  /s/  Howard Spiegel
                                              ---------------------------
                                              Name:   Howard Spiegel
                                              Title:  Plan Administrator


DATE:   March 10, 2005